Exhibit 99.23.q

POWER OF ATTORNEY

THE JHAVERI TRUST

The undersigned, a trustee of The Jhaveri Trust (the “Trust”), hereby constitutes and appoints Ramesh C. Jhaveri, Saumil R. Jhaveri and Debra A. Perelman, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a trustee of the Trust, and to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Post-Effective Amendment No. 13 to the Registration Statement of the Trust under the Securities Act, and of an Amendment No. 14 to the Registration Statement of the Trust under the Investment Company Act, on Form N-1A, together with any amendments, and any other documents in connection therewith (including, without limitation, the Trust’s Statement of Additional Information), hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESSS WHEREOF, the undersigned has subscribed this Power of Attorney, effective as of the 25th day of May, 2006.

/s/ RAMESH C. JHAVERI

Ramesh C. Jhaveri

POWER OF ATTORNEY

THE JHAVERI TRUST

The undersigned, a trustee of The Jhaveri Trust (the “Trust”), hereby constitutes and appoints Ramesh C. Jhaveri, Saumil R. Jhaveri and Debra A. Perelman, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a trustee of the Trust, and to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Post-Effective Amendment No. 13 to the Registration Statement of the Trust under the Securities Act, and of an Amendment No. 14 to the Registration Statement of the Trust under the Investment Company Act, on Form N-1A, together with any amendments, and any other documents in connection therewith (including, without limitation, the Trust’s Statement of Additional Information), hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESSS WHEREOF, the undersigned has subscribed this Power of Attorney, effective as of the 25th day of May, 2006.

/s/ SAUMIL R. JHAVERI

Saumil R. Jhaveri

POWER OF ATTORNEY

THE JHAVERI TRUST

The undersigned, a trustee of The Jhaveri Trust (the “Trust”), hereby constitutes and appoints Ramesh C. Jhaveri, Saumil R. Jhaveri and Debra A. Perelman, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a trustee of the Trust, and to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Post-Effective Amendment No. 13 to the Registration Statement of the Trust under the Securities Act, and of an Amendment No. 14 to the Registration Statement of the Trust under the Investment Company Act, on Form N-1A, together with any amendments, and any other documents in connection therewith (including, without limitation, the Trust’s Statement of Additional Information), hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESSS WHEREOF, the undersigned has subscribed this Power of Attorney, effective as of the 25th day of May, 2006.

/s/ MUKUL M. MEHTA

Mukul M. Mehta

POWER OF ATTORNEY

THE JHAVERI TRUST

The undersigned, a trustee of The Jhaveri Trust (the “Trust”), hereby constitutes and appoints Ramesh C. Jhaveri, Saumil R. Jhaveri and Debra A. Perelman, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a trustee of the Trust, and to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Post-Effective Amendment No. 13 to the Registration Statement of the Trust under the Securities Act, and of an Amendment No. 14 to the Registration Statement of the Trust under the Investment Company Act, on Form N-1A, together with any amendments, and any other documents in connection therewith (including, without limitation, the Trust’s Statement of Additional Information), hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESSS WHEREOF, the undersigned has subscribed this Power of Attorney, effective as of the 25th day of May, 2006.

/s/ JAMES F. MUELLER

James F. Mueller

POWER OF ATTORNEY

THE JHAVERI TRUST

The undersigned, a trustee of The Jhaveri Trust (the “Trust”), hereby constitutes and appoints Ramesh C. Jhaveri, Saumil R. Jhaveri and Debra A. Perelman, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a trustee of the Trust, and to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Post-Effective Amendment No. 13 to the Registration Statement of the Trust under the Securities Act, and of an Amendment No. 14 to the Registration Statement of the Trust under the Investment Company Act, on Form N-1A, together with any amendments, and any other documents in connection therewith (including, without limitation, the Trust’s Statement of Additional Information), hereby granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESSS WHEREOF, the undersigned has subscribed this Power of Attorney, effective as of the 25th day of May, 2006.

/s/ DAVID R. ZAVAGNO

David R. Zavagno